UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 25, 2024

 North Haven Private Income Fund A LLC

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-56571	92-1385301
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1585 Broadway New York, NY	10036
(Address of principal executive offices)	(Zip Code)

1 (212) 761-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class I Units	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b- 2 of the Securities Exchange Act of 1934.
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry into a Material Definitive Agreement.
On July 25, 2024, the Company entered into an amendment to that certain Senior Secured Revolving Credit Agreement (the “Second Amendment”) with the Company, as a borrower, Sumitomo Mitsui Banking Corporation (“SMBC”), as administrative agent, lead arranger, and sole bookrunner, and the lenders party thereto, which amends that certain Senior Secured Revolving Credit Agreement, dated as of July 19, 2023 (as amended by the First Amendment to Senior Secured Revolving Credit Agreement, dated as of June 27, 2024). The Second Amendment, among other things, (i) increases the total commitments from $100 million to $290 million, (ii) extends the commitment termination date from July 19, 2027 to July 25, 2028, (iii) extends the maturity date from July 19, 2028 to July 25, 2029, (iv) decreases the Applicable Margin (I) if the Borrowing Base is greater than or equal to 1.60 times the Combined Debt Amount, (a) with respect to any ABR Loan, from 1.125% to 1.00% per annum, (b) with respect to any Term Benchmark Loan, from 2.125% to 2.00% per annum, and (c) with respect to any RFR Loan, from 2.125% to 2.00% per annum and (II) if the Borrowing Base is less than 1.60 times the Combined Debt Amount, (a) with respect to any ABR Loan, from 1.25% to 1.125% per annum, (b) with respect to any Term Benchmark Loan, from 2.25% to 2.125% per annum, and (c) with respect to any RFR Loan, from 2.25% to 2.125% per annum, (v) converts a portion of the existing revolver availability into term loan availability and (vi) resets the minimum shareholders’ equity test.

The description above is only a summary of the material provisions of the Second Amendment and is qualified in its entirety by reference to the copy of the First Amendment, which is filed as Exhibit 10.1 to this current report on Form 8-K and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits
EXHIBIT NUMBER	Description
10.1*
Second Amendment to senior secured revolving credit agreement, dated as of July 25, 2024 (this “Amendment”), is entered into among North Haven Private Income Fund A LLC, a Delaware limited liability company (the “Borrower”), the lenders party hereto and Sumitomo Mitsui Banking Corporation, as Administrative Agent (the “Administrative Agent”).

* Exhibits and schedules to this Exhibit have been omitted in accordance with Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 30, 2024	North Haven Private Income Fund A LLC

	By:	/s/ Orit Mizrachi
	Name:	Orit Mizrachi
	Title:	Chief Operating Officer